			Cmoproj
UBS			2:49:06 pm March 22, 2004
Fixed Income Research	MALT0403E 30 year	7.9	Marina Tukhin mtukhin@sleddog
cmoproj.619			Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A1	56,786,277.74	6.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	6.5000	03/30/04	30 year	7.51	358.44	100.0PPC	90:00

Senior Bond, 91.51 percent of deal

Price	PPC	PPC	PPC	PPC	PPC	PPC	PPC
	0.00	50.00	100.00	150.00	200.00	250.00	300.00
89:16	7.653	8.511	9.549	10.723	12.025	13.324	14.626
89:17	7.649	8.504	9.539	10.709	12.007	13.301	14.599
89:18	7.646	8.498	9.529	10.695	11.988	13.278	14.571
89:19	7.642	8.491	9.519	10.681	11.969	13.255	14.544
89:20	7.638	8.485	9.508	10.666	11.951	13.232	14.517
89:21	7.635	8.478	9.498	10.652	11.932	13.209	14.489
89:22	7.631	8.472	9.488	10.638	11.914	13.186	14.462
89:23	7.628	8.465	9.478	10.624	11.895	13.163	14.434

89:24	7.624	8.458	9.468	10.610	11.877	13.140	14.407
89:25	7.620	8.452	9.458	10.595	11.858	13.117	14.380
89:26	7.617	8.445	9.447	10.581	11.840	13.094	14.352
89:27	7.613	8.439	9.437	10.567	11.821	13.072	14.325
89:28	7.610	8.432	9.427	10.553	11.803	13.049	14.298
89:29	7.606	8.426	9.417	10.539	11.784	13.026	14.270
89:30	7.603	8.419	9.407	10.525	11.766	13.003	14.243
89:31	7.599	8.412	9.397	10.511	11.747	12.980	14.216

90:00	7.595	8.406	9.387	10.497	11.729	12.957	14.188
90:01	7.592	8.399	9.377	10.483	11.710	12.935	14.161
90:02	7.588	8.393	9.366	10.468	11.692	12.912	14.134
90:03	7.585	8.386	9.356	10.454	11.674	12.889	14.107
90:04	7.581	8.380	9.346	10.440	11.655	12.866	14.080
90:05	7.578	8.373	9.336	10.426	11.637	12.843	14.053
90:06	7.574	8.367	9.326	10.412	11.618	12.821	14.025
90:07	7.570	8.360	9.316	10.398	11.600	12.798	13.998

90:08	7.567	8.354	9.306	10.384	11.582	12.775	13.971
90:09	7.563	8.347	9.296	10.370	11.563	12.753	13.944
90:10	7.560	8.341	9.286	10.356	11.545	12.730	13.917
90:11	7.556	8.334	9.276	10.342	11.527	12.707	13.890
90:12	7.553	8.328	9.266	10.328	11.509	12.685	13.863
90:13	7.549	8.321	9.256	10.314	11.490	12.662	13.836
90:14	7.546	8.315	9.246	10.300	11.472	12.639	13.809
90:15	7.542	8.308	9.236	10.286	11.454	12.617	13.782
Avg Life	20.110	9.032	5.082	3.312	2.355	1.847	1.523
Duration	9.665	5.278	3.417	2.451	1.873	1.514	1.268
First Pay	4/04	4/04	4/04	4/04	4/04	4/04	4/04
Last Pay	3/34	3/34	3/34	3/34	10/33	9/09	7/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

.